Exhibit 10.1

THIRD AMENDMENT TO THE SENIOR SECURED PROMISSORY NOTES

This THIRD AMENDMENT TO THE SENIOR SECURED PROMISSORY NOTES (this “Amendment”), amends those Senior Secured Promissory Notes, as amended to date, set forth on Schedule I hereto (the “2006 Notes”), and issued pursuant to the Secured Convertible Note and Warrant Purchase Agreement, dated May 24, 2006, as amended to date (the “2006 Purchase Agreement”), by and among StarVox Communications, Inc., a California corporation (the “Company) and each of the Holders set forth on Schedule I thereto, and is made and entered into as of August 16, 2007 by and among the Company and the holders of the 2006 Notes (the “2006 Holders,” and each, a “2006 Holder”), party hereto.  Capitalized terms used and not otherwise defined in this Amendment are used herein as defined in the 2006 Purchase Agreement.

W I T N E S S E T H:

WHEREAS, the Company desires to amend the Debentures (the “2007 Debentures”) issued pursuant to the Securities Purchase Agreement, dated as of June 1, 2007, by and among the Company, U.S. Wireless Data, Inc., a Delaware corporation and DKR Soundshore Oasis Holding Fund Ltd., SMH Capital Inc., and Trinad Capital Master Fund, Ltd. (the “2007 Holders”) to extend the maturity of the 2007 Debentures to October 1, 2007.

WHEREAS, the 2007 Holders have agreed to such extension on the condition that each of the 2006 Notes be amended to extend the maturity of the 2006 Notes to January 7, 2008.

WHEREAS, each of the 2006 Holders acknowledge and agree to the extension of maturity of the 2007 Debentures.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.             Amendment to Section 2(a). Each 2006 Note is hereby amended by replacing “November 2, 2007” in Section 2(a) with “January 7, 2008.”

2.             Amendment to Section 3(a).  Each 2006 Note is hereby amended by inserting after the words “Trinad Capital Master Fund Ltd.,” in Section 3(a), the words “as amended as of the date hereof”.

3.             Full Force and Effect.  Except as modified by this Amendment, all other terms and conditions in the 2006 Notes shall remain in full force and effect.

4.             Counterparts.  This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

THE COMPANY:

STARVOX COMMUNICATIONS, INC.

By:	/s/ Thomas Rowley
Thomas Rowley
Chief Executive Officer

U.S. WIRELESS DATA, INC.

By:	/s/ Thomas Rowley
Thomas Rowley
Chief Executive Officer

[Signature Page to Third Amendment to 2006 Notes]

2006 HOLDERS:	DESTAR, LLC

	By:	/s/ David Smith
Name: David Smith
Title: Managing Member

WHARTON ASSET MANAGEMENT, L.P.

By: Wharton Investment Advisors, LLC, its General Partner

By:	/s/ David Eisenberg
Name: David E. Eisenberg
Title: Member

WEATHERVANE CAPITAL PARTNERS, L.P.

By: Weathervane Advisors, its Managing Partner

By:	/s/ Steven Shenfeld
Name: Steven Shenfeld
Title: Managing Member

DSAM FUND, L.P.

By:	/s/ Angelica Morrone
Name: Angelica Morrone
Title: Investment Manager

LYRICAL MULTI-MANAGER FUND, L.P.

By: Lyrical Corp. II, LLC, its General Partner

By:	/s/ Jeffrey M. Moses
Name: Jeffrey M. Moses
Title: Authorized Person

LYRICAL MULTI-MANAGER OFFSHORE FUND, LTD.

By: Lyrical Partners, L.P.

By: Lyrical Corp. I, LLC, its General Partner

By:	/s/ Jeffrey M. Moses
Name: Jeffrey M. Moses
Title: Authorized Person

CAROLIA PARTNERS, L.P.

By: Lyrical Opportunity Partners

By:	/s/ Jeffrey M. Moses
Name: Jeffrey M. Moses
Title: Authorized Person

GARY A. GELBFISH

/s/ Gary Gelbfish

NOAM GOTTESMAN

/s/ Noam Gottesman

SCHEDULE I

2006 HOLDERS

Holder	Outstanding Principal	Issue Date
Destar, LLC	10,000,000	5/24/2006
Weathervane Capital Partners LP	500,000	5/24/2006
DSAM Fund, LP	250,000	5/24/2006
Dr. Gary Gelbfish	250,000	5/24/2006
Wharton Asset Management LP	1,000,000	6/7/2006
Lyrical Multi-Manager Fund LP	500,000	6/13/2006
Lyrical Multi-Manager Offshore Fund Ltd.	250,000	6/13/2006
Carolia Partners LP	250,000	6/13/2006
Noam Gottesman	1,000,000	6/20/2006